UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2020

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2020, Denny's Corporation issued a press release providing business updates and announcing the timing of results for the quarter ended March 25, 2020. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01 Other Events

Filing Relief -- First Quarter 2020 Quarterly Report on Form 10-Q

The Company will be relying on the Securities and Exchange Commission’s Orders under Section 36 of the Securities Exchange Act of 1934, as amended, dated March 25, 2020 (Release No. 34-88465), to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 25, 2020 (the “Quarterly Report”). The coronavirus (COVID-19) pandemic has caused disruptions in the Company’s day-to-day activities, which have in turn required key personnel to devote considerable time and resources to respond to these disruptions, limiting their ability to engage in the activities necessary to complete the Quarterly Report. The Company expects to file the Quarterly Report on or around May 18, 2020 (but in any event no later than June 18, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 4, 2020). See also our previous filings on Form 8-K dated March 16, 2020 and April 7, 2020 related to impacts of COVID-19 on our business.

We anticipate that additional time will be required to develop and process our financial information as well as prepare required disclosures related to the impact of COVID-19. In addition, the disruptions to the Company’s business and operations, and the related uncertainty as to when or the manner in which the conditions surrounding the COVID-19 pandemic will change (including when restrictions are lifted, when stores can fully reopen and the degree of customer re-engagement), have made it necessary for the Company to seek an amendment to its revolving credit facility which would amend, among other things, certain financial covenants. For the quarter ended March 25, 2020, the Company expects to be in compliance with its financial covenants related to its revolving credit facility, however, we are projecting that we will not be in compliance with certain financial covenants beginning for the quarter ending June 24, 2020. If we were unable to obtain an amendment, our financial condition, cash flows and operations would be materially affected, which would raise substantial doubt about our ability to continue as a going concern. We are in the process of seeking an amendment to our revolving credit facility. We currently expect to be able to enter into an amendment on or around May 13, 2020, and project that we will be in compliance with the financial covenants, as amended, over the next twelve months.

Risk Factor Update

Further, the Company is supplementing the Risk Factors previously disclosed in Item 1A of the Annual Report on Form 10-K for the fiscal year ended December 25, 2019 (the “Annual Report”). The following risk factor should be read in conjunction with the Risk Factors disclosed in the Annual Report.

The COVID-19 pandemic has disrupted and is expected to continue to disrupt our business, which could have a material adverse impact on our business, results of operations, liquidity and financial condition for an extended period of time.

The recent outbreak of COVID-19, and any other outbreaks of contagious diseases or other adverse public health developments in the United States or worldwide, could have a material adverse effect on our business, results of operations, liquidity and financial condition. In 2020, COVID-19 has significantly impacted the economy in general, and our business specifically, and it could continue to negatively affect our business in a number of ways. These effects could include, but are not limited to:

•	Disruptions or restrictions on our employees’ ability to work effectively due to travel bans, quarantines, shelter-in-place orders or other limitations.

•	Temporary restrictions on and closures of our company operated restaurants and our franchisees’ restaurants or our suppliers.

•
Failure of third parties on which we rely, including our franchisees and suppliers, to meet their respective obligations to the Company, or significant disruptions in their ability to do so, which may be caused by their own financial or operational difficulties or issues with the regional or national supply chain.

•	Volatility of commodity costs due to the COVID-19 outbreak.

•
Disruptions or uncertainties related to the COVID-19 outbreak for a sustained period of time which could hinder our ability to achieve our strategic goals and our ability to meet financial obligations as they come due.

The extent to which the COVID-19 pandemic, or other outbreaks of disease or similar public health threats, materially and adversely impacts our business, results of operations, liquidity and financial condition is highly uncertain and will depend on future developments. Such developments may include the geographic spread and duration of the virus, the severity of the disease and the actions that may be taken by various governmental authorities and other third parties in response to the outbreak. In addition, how quickly, and to what extent, normal economic and operating conditions can resume cannot be predicted, and the resumption of normal business operations may be delayed or constrained by lingering effects of the COVID-19 pandemic on us or our franchisees, suppliers, third-party service providers, and/or customers.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The Company urges caution in considering its current trends and any outlook on its operations and financial results disclosed in this Current Report on Form 8-K. In addition, certain matters discussed in this Current Report on Form 8-K may constitute forward-looking statements. These forward-looking statements, which reflect its best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expect”, “anticipate”, “believe”, “intend”, “plan”, “hope”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the rapidly evolving COVID-19 pandemic and related containment measures, including the potential for further operational disruption from government mandates affecting restaurants; economic, public health and political conditions that impact consumer confidence and spending, including COVID-19; competitive pressures from within the restaurant industry; the level of success of our operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports and other filings, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 25, 2019 (and in the Company’s subsequent quarterly reports on Form 10-Q) as well as in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Description
99.1	Press release, dated May 4, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 4, 2020	/s/ Robert P. Verostek
Robert P. Verostek
Senior Vice President and
Chief Financial Officer